Exchange Traded Concepts Trust

Prospectus

July 31, 2017, as revised August 10, 2017

REX VolMAXXTM LONG VIX WEEKLY FUTURES STRATEGY ETF (VMAX)

REX VolMAXXTM SHORT VIX WEEKLY FUTURES STRATEGY ETF (VMIN)

Principal Listing Exchange for each Fund: Bats BZX Exchange, Inc.

The Funds are not suitable for all investors and are designed to be utilized only by sophisticated investors who understand the risks associated with the use of derivatives and seeking “short” investment exposure, are willing to assume a high degree of risk, and intend to actively monitor and manage their investments in the Funds.

The Funds are actively managed and are not benchmarked to the VIX Index (as defined herein), which is calculated based on the prices of put and call options on the S&P 500® Index. As such, the Funds can be expected to perform very differently from the performance of the VIX Index. Although the REX VolMAXXTM Short VIX Weekly Futures Strategy ETF seeks to provide “short” exposure, the Fund does not promise or seek to provide any specific negative multiple of the performance of the VIX Index or VIX Futures Contracts over any specified period of time.

In addition, investors in the REX VolMAXXTM Short VIX Weekly Futures Strategy ETF should understand the consequences of the “short” strategy employed by the Fund, which is subject to, among others, compounding and market volatility risk. The Fund normally will adjust its portfolio on a daily basis in seeking to provide short exposure, which entails obtaining additional short exposure as the Fund experiences gains, and reducing short exposure as the Fund experiences losses.  As a result, the Fund’s performance may be more vulnerable to the effects of compounding than funds that do not seek to provide short investment exposure.  During periods of high volatility, this risk may be exacerbated and the Fund may have losses as a result of such adjustments, even if the value of assets held by the Fund is ultimately unchanged.

The shares of each Fund have not been approved or disapproved by the U.S. Securities and Exchange Commission or the U.S. Commodity Futures Trading Commission nor has the U.S. Securities and Exchange Commission or the U.S. Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

About This Prospectus

This Prospectus has been arranged into different sections so that you can easily review this important information.  For detailed information about the Funds, please see:

HOW TO OBTAIN MORE INFORMATION ABOUT THE FUND	BACK COVER

Fund Summary: REX VolMAXXTM Long VIX Weekly Futures Strategy ETF

Investment Objective

The REX VolMAXXTM Long VIX Weekly Futures Strategy ETF (the “Fund”) seeks to provide investors with exposure to the implied volatility of the broad-based, large-cap U.S. equity market.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	1.65%
Other Expenses of the Subsidiary	0.00%
Other Expenses of the Fund	1.65%
Total Annual Fund Operating Expenses	2.90%

[1]
Exchange Traded Concepts, LLC (the “Adviser”) has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.  This undertaking may be terminated only with the approval of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Any Fund fees waived by the Adviser are reflected in the 1 Year amount only.  Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$293	$898	$1,528	$3,223

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. For the fiscal period May 3, 2016 (commencement of operations) through March 31, 2017, the Fund’s portfolio turnover rate was 328% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective, under normal circumstances, by obtaining investment exposure, through the use of the financial instruments and investments described below, to an actively managed portfolio of futures contracts based on the Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index (the “VIX Index”) (“VIX Futures Contracts”) with weekly and monthly expirations. The value of the Fund’s Shares relates directly to the value of, and realized profit or loss from, the financial instruments and other assets held by the Fund, including VIX Futures Contracts.  Fluctuations in the price of these financial instruments or assets could materially adversely affect an investment in the Fund.

The Fund expects to invest primarily in and obtain exposure to VIX Futures Contracts with less than one month to expiration, but may invest in and obtain exposure to VIX Futures Contracts with longer durations.  The Fund expects the notional value of its exposure to VIX Futures Contracts to be equal to approximately 100% of Fund assets at all times and the weighted average of time to expiry of the VIX Futures Contracts to be less than one month at all times.  Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination provide exposure to VIX Futures Contracts with an aggregate weighted average of time to expiry of less than one month.

The VIX Index seeks to measure the market’s current expectation of 30-day volatility of the S&P 500® Index (the “S&P 500®”), as reflected by the prices of near-term S&P 500® options.  The market’s current expectation of the possible rate and magnitude of movements in an index is commonly referred to as the “implied volatility” of the index.  Because S&P 500® options derive value from the possibility that the S&P 500® may experience movement before such options expire, the prices of near-term S&P 500® options are used to calculate the implied volatility of the S&P 500®.

Unlike many indexes, the VIX Index is not an investable index.  Rather, the VIX Index serves as a market volatility forecast.  The Fund does not seek to track the performance of the VIX Index or the S&P 500® and, in fact, can be expected to perform very differently from the VIX Index over all periods of time.

The value of a VIX Futures Contract is based on the expected reading of the VIX Index at the expiration of such VIX Futures Contract, and therefore represents forward implied volatility of the S&P 500® over the 30-day period following the expiration of the VIX Futures Contracts.  As a result, a movement in the VIX Index today will not necessarily result in a corresponding movement in the price of VIX Futures Contracts.  For example, a VIX Futures Contract purchased in March that expires in May is a forward contract on what the VIX Index, as a measure of 30-day implied volatility, will be on the May expiration date.  The forward volatility reading of the VIX Index may not correlate directly to the current volatility reading of the VIX Index because the implied volatility of the S&P 500® at a future expiration date may be different from the current implied volatility of the S&P 500®.  Furthermore, VIX Futures Contracts that have longer durations often may not reflect the VIX Index’s readings as precisely as VIX Futures Contacts that are closer to expiration due to the increased potential for the implied volatility of the S&P 500® to shift, at a future date, from the current level of implied volatility.  VIX Futures Contracts are standard futures contracts that settle for cash based on the VIX Special Opening Quotation, the final settlement value for VIX Futures Contracts that is calculated using opening prices of constituent S&P 500® options.

The Fund will experience positive or negative performance based on changes in the implied level of future market volatility to the extent these changes are reflected in the price of VIX Futures Contracts.  The Fund generally will experience positive performance, before accounting for fees and expenses, to the extent that the value of its long positions in and exposure to VIX Futures Contracts increases.  Similarly, the Fund generally will experience negative performance, before accounting for fees and expenses, to the extent that the implied level of future volatility decreases.

The Fund expects to gain significant exposure to VIX Futures Contracts, which are considered broad-based security index futures, by investing up to 25% of its total assets, as measured at the end of every quarter of the Fund’s taxable year, in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”).  The Subsidiary generally will invest in long positions in VIX Futures Contracts and will periodically sell VIX Futures Contracts to unwind a portion of its long positions. The Subsidiary may also invest in other commodity futures, options, and swap contracts; fixed income securities; pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 (the “1940 Act”); and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions.  The Subsidiary is advised by the Adviser, managed on a day-to-day basis by Vident Investment Advisory, LLC (the “Sub-Adviser”), and has the same investment objective as the Fund.  Unlike the Fund, the Subsidiary may invest to a greater extent in broad-based security index futures, including VIX Futures Contracts, than the Fund.  The Subsidiary’s investments in such instruments will be subject to limits on leverage imposed by the 1940 Act.  The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to VIX Futures Contracts in a manner consistent with U.S. federal tax law requirements applicable to regulated investment companies.  The Fund may also invest in VIX Futures Contracts directly to a limited extent, consistent with limitations imposed by the federal securities laws and U.S. federal tax law requirements applicable to regulated investment companies.

The Fund also may purchase options contracts on the VIX Index (“VIX Options Contracts”) to gain exposure, which at times may be significant, to VIX Futures Contracts, including but not limited to “in the money” call options.  The Fund intends to invest primarily in exchange-listed and traded VIX Futures Contracts and VIX Options Contracts, but also may invest in these instruments in the over-the counter (“OTC”) market.  In general, exchange-traded derivative instruments have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such instruments is guaranteed by the exchange or a related clearing corporation.  OTC derivative instruments generally have more flexible terms negotiated between the buyer and the seller, and typically do not require the parties to post margin.  As a result, such instruments generally are subject to greater credit risk.  OTC instruments also may be subject to greater liquidity risk.

Futures and options contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures or options contract for the current delivery month will cease. Therefore, in order to maintain consistent exposure to VIX Futures Contracts, the Fund must periodically migrate out of VIX Futures Contracts and VIX Options Contracts nearing expiration and into VIX Futures Contracts and VIX Options Contracts with later expirations — a process referred to as “rolling.” The effect of this continuous process of selling contracts nearing expiration and buying longer-dated contracts is called “roll yield.”

Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the 1940 Act or to meet redemption requests.

In addition to the Fund’s investment in the Subsidiary and VIX Futures Contracts and VIX Options Contracts, the Fund may also invest in: (1) swap agreements that provide exposure to VIX Futures Contracts; (2) exchange-traded funds (“ETFs”), exchange-traded closed-end funds, other investment companies registered under the 1940 Act, and other pooled investment vehicles (collectively, “Underlying Funds”) that provide exposure to VIX Futures Contracts; (3) exchange-traded notes (“ETNs”) that provide exposure to VIX Futures Contracts; and (4) fixed income securities (namely, commercial paper and U.S. government obligations), bank instruments, cash, and other cash equivalents to collateralize its exposure to the VIX Futures Contracts and for investment purposes. The Fund may also take short positions with respect to Underlying Funds and/or ETNs that provide exposure to VIX Futures Contracts.  The Fund will seek notional exposure to VIX Futures Contracts via these investments in circumstances where investing in VIX Futures Contracts directly or through the Subsidiary, as discussed, may be constrained, including circumstances where the notional value of the Subsidiary’s exposure to VIX Futures Contracts is limited to less than 100% of Fund assets.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.  The principal risks affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk.  The Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed over short- or long-term market cycles. The Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Transactions Risk. Unlike most other ETFs, the Fund expects to effect its creations and redemptions in exchange for a significant cash component and a smaller component of in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had satisfied a redemption completely in-kind. As a result, the Fund may be less tax efficient than ETFs that redeem in kind. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on an exchange.

Commodity Pool Regulatory Risk. The Fund’s investment exposure to VIX Futures Contracts will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and Commodity Futures Trading Commission (“CFTC”) rules. The Adviser is registered as a Commodity Pool Operator (“CPO”), the Sub-Adviser is registered as a Commodity Trading Advisor (“CTA”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies.  Registration as a CPO and CTA imposes additional compliance obligations on the Adviser, the Sub-Adviser, and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.

Counterparty Risk. The Fund is subject to the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Derivatives Risk. The Fund may invest in and will have investment exposure to VIX Futures Contracts, VIX Options Contracts, and swap agreements, which are types of derivative contracts.  A derivative refers to any financial instrument whose value is derived, at least in part, from the price of an underlying security, asset, rate, or index.  The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying security, asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.  In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. Whether and when this proposed rule will be adopted and its potential effects on the Fund are unclear as of the date of this Prospectus.

VIX Futures and Options Contracts Risk.  VIX Futures Contracts and VIX Options Contracts are unlike traditional futures and options contracts and are not based on a tradable reference asset.  The VIX Index is not directly investable, and the settlement price of a VIX Futures Contract or VIX Options Contract is based on the calculation that determines the level of the VIX Index.  As a result, the behavior of a VIX Futures Contract or VIX Options Contract may be different from traditional futures and options contracts whose settlement price is based on a specific tradable asset.

Several factors may affect the price and/or liquidity of VIX Futures Contracts and VIX Options Contracts, including, but not limited to: prevailing market prices and forward volatility levels of the U.S. stock markets, the S&P 500®, the equity securities included in the S&P 500® and prevailing market prices of options on the S&P 500®, the VIX Index, VIX Options Contracts, VIX Futures Contracts, or any other financial instruments related to the S&P 500® and the VIX Index or VIX Futures Contracts; interest rates; economic, financial, political, regulatory, geographical, biological or judicial events that affect the current volatility reading of the VIX Index or the market price or forward volatility of the U.S. stock markets, the equity securities included in the S&P 500®, the S&P 500®, the VIX Index or VIX Futures Contracts and VIX Options Contracts; supply and demand as well as hedging activities in the listed and OTC equity derivatives markets; disruptions in trading of the S&P 500®, futures contracts on the S&P 500® or options on the S&P 500®; and the level of contango or backwardation in the VIX Futures Contracts market.  These factors interrelate in complex ways, and the effect of one factor on the market value of the Fund may offset or enhance the effect of another factor.

When the Fund has an open futures contract position, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Futures markets are highly volatile and the use of or exposure to futures contracts may increase volatility of the Fund’s NAV.  Futures contracts are also subject to liquidity risk.

Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Sub-Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the options, VIX Futures Contracts, and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Options traded in the OTC market also may be subject to increased counterparty credit risk.

Swap Agreement Risk.  The Fund may use swap agreements as a means to achieve its investment objective. Swap agreements are generally traded in OTC markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants.  Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline.  OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty.

Early Closing Risk.  An unanticipated early closing of the Bats BZX Exchange, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell Shares of the Fund on that day.

ETN Risk.  ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on a U.S. stock exchange. An ETN’s returns generally are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk, which is the risk that the issuer cannot pay interest or repay principal when it is due. Additionally, the value of an ETN may be influenced by time to maturity, level of supply and demand, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in interest rates or the issuer’s credit rating, and other economic, legal, political or geographic events.

Futures Rolling Risk.  The Fund’s investment strategy is subject to risks related to rolling. The price of futures contracts further from expiration may be higher (a condition known as “contango”) or lower (a condition known as “backwardation”), which can impact the Fund’s returns.  Because of the frequency with which the Fund expects to roll VIX Futures Contracts, the impact of such contango or backwardation may be greater than the impact would be if the Fund experienced less portfolio turnover.

Historic Correlation Risk.  To the extent that an investor purchases the Fund seeking diversification benefits based on the historic correlation (whether positive or negative) between the VIX Futures Contracts and other asset classes, such historic correlation may not continue or may reverse itself. In this circumstance, the diversification or other benefits sought may be limited or non-existent.

Index Calculation and VIX Futures and Options Contract Pricing Risk.  The policies of S&P and the CBOE and changes that affect the composition and valuation of the S&P 500® and the VIX Index could affect the level of such indexes and/or the value of VIX Futures Contracts and VIX Options Contracts and, therefore, the value of the Fund’s Shares.

Interest Rate Risk.  The value of the Fund’s fixed-income assets will decline because of rising interest rates.  The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

Leveraging Risk.  The Fund’s investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

Liquidity Risk. The Fund will invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which the Fund invests may not always be liquid. The large size of the positions which the Fund may acquire increases the risk of illiquidity both by making its positions more difficult to liquidate and increasing the losses incurred while trying to do so.  Any type of disruption or illiquidity will potentially be exacerbated due to the fact that the Fund will typically invest in financial instruments related to one index. A lack of liquidity could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Currently, the open interest in VIX Futures Contracts and VIX Options Contracts with less than one month to expiration is extremely limited for many of the available expiration dates.  If the Sub-Adviser determines not to invest in a VIX Futures Contract or VIX Options Contract that is near to expiration, including because of price or liquidity concerns with respect to a given VIX Futures Contract or VIX Options Contract, the Sub-Adviser may invest in VIX Futures Contracts or VIX Options Contracts that are further from expiration. Investing in a VIX Futures Contract or VIX Options Contract that is further from expiration will increase the weighted average time to expiration of the Fund’s portfolio, which may result in a lower correlation of the portfolio to the performance of the VIX Index.

Market Risk. Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Non-Diversification Risk. The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

OTC Risk. Certain derivatives traded in OTC markets, including certain OTC options, involve significant liquidity risk. The absence or lack of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is subject to credit risk with respect to its counterparties. The Fund will seek to transact with only creditworthy counterparties to mitigate counterparty credit risk.

Portfolio Turnover Risk.  The Fund’s investment strategy is expected to result in high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.

Short Sale Exposure Risk.  The Fund may seek “short” exposure to certain investments through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain exposure through financial instruments, or require the Fund to seek exposure through alternative investment strategies that may be less desirable or more costly to implement.

Short Sales Risk.  Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Because a short position loses value as the security’s price increases and the market price of the security sold short could increase without limit, the loss on a short sale is theoretically unlimited. Short sales involve leverage because the Fund borrows securities and then sells them, effectively leveraging its assets.

Subsidiary Risk.  The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act.  Thus, the Fund, as the sole investor in the subsidiary, will not have all of the protections offered to shareholders of registered investment companies.

Tax Risk.  The Fund must meet certain requirements regarding the source of its income and the diversification of its assets, among other requirements, to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Certain of the Fund’s investments may not generate qualifying income if made directly by the Fund.  The Fund expects to gain significant exposure to VIX Futures Contracts indirectly through the Subsidiary in a manner to ensure that it qualifies as a RIC under Subchapter M of the Code.  Failure to comply with the requirements to qualify as a RIC would have significant negative tax consequences to Fund shareholders, including the imposition of a higher tax rate on the Fund and taxes on its distributions to shareholders, which would ultimately affect a shareholder’s return on its investment in the Fund.

Trading Risk. Shares of the Fund may trade on the Exchange above or below their net asset value (“NAV”). The NAV of Shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained.

Underlying Funds Risk.  The Fund may invest in ETFs, exchange-traded closed-end funds, other investment companies registered under the 1940 Act, and other pooled investment vehicles not registered under the 1940 Act, in which case the Fund’s performance will be directly related to the performance of those investment companies. Through its positions in these investment companies, the Fund will be subject to the risks associated with such vehicles, including the possibility that the value of their securities or instruments could decrease.

U.S. Government Securities Risk. The Fund may invest in U.S. government securities, which are subject to price fluctuations and to default in the event that an agency or instrumentality defaults on an obligation not backed by the full faith and credit of the United States.

Volatility Risk.  The Fund’s derivative investments, which are largely linked to equity market volatility levels, can be highly volatile and may experience large losses.  Trading in VIX Futures Contracts and VIX Options Contracts, particularly contracts that are close to expiration, has been very volatile and can be expected to be very volatile in the future.  The volatile nature of these instruments may have an adverse impact on the Fund beyond the impact of any changes in the VIX Index.

The Fund is not suitable for all investors.  The Fund should be utilized only by investors who (a) understand the risks associated with the use of derivatives, (b) are willing to assume a high degree of risk, and (c) intend to actively monitor and manage their investments in the Fund.  Investors who do not meet these criteria should not buy shares of the Fund.  An investment in the Fund is not a complete investment program.

Performance Information

The Fund commenced operations on May 3, 2016 and therefore does not have a full calendar year of performance. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance.

Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. Vident Investment Advisory, LLC serves as sub-adviser to the Fund.

Portfolio Manager

Denise M. Krisko, CFA, President and Co-Founder of the Sub-Adviser, has served as portfolio manager of the Fund since its inception in 2016.

For important information about the purchase and sale of Shares and tax information, please turn to “Summary Information about Purchasing and Selling Shares, Taxes, and Financial Intermediary Compensation” on page 25 of the prospectus.

Fund Summary: REX VolMAXXTM Short VIX Weekly Futures Strategy ETF

Investment Objective

The REX VolMAXXTM Short VIX Weekly Futures Strategy ETF (the “Fund”) seeks to provide investors with short exposure to the implied volatility of the broad-based, large-cap U.S. equity market.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). This table and the Example below do not include the brokerage commissions that investors may pay on their purchases and sales of Shares.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	1.45%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	1.68%
Other Expenses of the Subsidiary	0.00%
Other Expenses of the Fund	1.68%
Total Annual Fund Operating Expenses	3.13%

[1]
Exchange Traded Concepts, LLC (the “Adviser”) has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee paid to the Adviser by the Subsidiary.  This undertaking may be terminated only with the approval of the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Any Fund fees waived by the Adviser are reflected in the 1 Year amount only. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

1 Year	3 Years	5 Years	10 Years
$316	$966	$1,640	$3,439

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance.  For the fiscal period May 3, 2016 (commencement of operations) through March 31, 2017, the Fund’s portfolio turnover rate was 511% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective, under normal circumstances, by obtaining investment exposure, through the use of the financial instruments and investments described below, to an actively managed portfolio of short positions in futures contracts based on the Chicago Board Options Exchange, Incorporated (“CBOE”) Volatility Index (the “VIX Index”) (“VIX Futures Contracts”) with weekly and monthly expirations. The value of the Fund’s Shares relates directly to the value of, and realized profit or loss from, the financial instruments and other assets held by the Fund, including VIX Futures Contracts. Fluctuations in the price of these financial instruments or assets could materially adversely affect an investment in the Fund.

The Fund expects to primarily take short positions in and obtain short exposure to VIX Futures Contracts with less than one month to expiration, but may take short positions in and obtain short exposure to VIX Futures Contracts with longer durations. The Fund expects the notional value of its exposure to VIX Futures Contracts to be equal to approximately 100% of Fund assets at the close of each trading day and the weighted average of time to expiry of the VIX Futures Contracts to be less than one month at all times.  Under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination provide short exposure to VIX Futures Contracts with an aggregate weighted average of time to expiry of less than one month.

The VIX Index seeks to measure the market’s current expectation of 30-day volatility of the S&P 500® Index (the “S&P 500®”), as reflected by the prices of near-term S&P 500® options.  The market’s current expectation of the possible rate and magnitude of movements in an index is commonly referred to as the “implied volatility” of the index.  Because S&P 500® options derive value from the possibility that the S&P 500® may experience movement before such options expire, the prices of near-term S&P 500® options are used to calculate the implied volatility of the S&P 500®.

Unlike many indexes, the VIX Index is not an investable index.  Rather, the VIX Index serves as a market volatility forecast.  The Fund does not seek to track the performance of the VIX Index or the S&P 500® and, in fact, can be expected to perform very differently from the VIX Index over all periods of time.

The value of a VIX Futures Contract is based on the expected reading of the VIX Index at the expiration of such VIX Futures Contract, and therefore represents forward implied volatility of the S&P 500® over the 30-day period following the expiration of the VIX Futures Contracts.  As a result, a movement in the VIX Index today will not necessarily result in a corresponding movement in the price of VIX Futures Contracts.  For example, a VIX Futures Contract purchased in March that expires in May is a forward contract on what the VIX Index, as a measure of 30-day implied volatility, will be on the May expiration date.  The forward volatility reading of the VIX Index may not correlate directly to the current volatility reading of the VIX Index because the implied volatility of the S&P 500® at a future expiration date may be different from the current implied volatility of the S&P 500®.  Furthermore, VIX Futures Contracts that have longer durations often may not reflect the VIX Index’s readings as precisely as VIX Futures Contacts that are closer to expiration due to the increased potential for the implied volatility of the S&P 500® to shift, at a future date, from the current level of implied volatility. VIX Futures Contracts are standard futures contracts that settle for cash based on the VIX Special Opening Quotation, the final settlement value for VIX Futures Contracts that is calculated using opening prices of constituent S&P 500® options.

The Fund will experience positive or negative performance based on changes in the implied level of future market volatility to the extent these changes are reflected in the price of VIX Futures Contracts.  The Fund generally will experience positive performance, before accounting for fees and expenses, to the extent that the implied level of future volatility, as reflected by the value of the Fund’s short positions in and exposure to VIX Futures Contracts, decreases. Similarly, the Fund generally will experience negative performance, before accounting for fees and expenses, to the extent that the implied level of future volatility increases.

The Fund expects to gain significant exposure to VIX Futures Contracts, which are considered broad-based security index futures, by investing up to 25% of its total assets, as measured at the end of every quarter of the Fund’s taxable year, in a wholly-owned and controlled Cayman Islands subsidiary (the “Subsidiary”).  The Subsidiary generally will invest in short positions in VIX Futures Contracts and will periodically buy VIX Futures Contracts to unwind a portion of its short positions.  The Subsidiary may also invest in other commodity futures, options, and swap contracts; fixed income securities; pooled investment vehicles, including those that are not registered pursuant to the Investment Company Act of 1940 (the “1940 Act”); and other investments intended to serve as margin or collateral for the Subsidiary’s derivatives positions.  The Subsidiary is advised by the Adviser, managed on a day-to-day basis by Vident Investment Advisory, LLC (the “Sub-Adviser”), and has the same investment objective as the Fund.  Unlike the Fund, the Subsidiary may invest to a greater extent in broad-based security index futures, including VIX Futures Contracts, than the Fund.  The Subsidiary’s investments in such instruments will be subject to limits on leverage imposed by the 1940 Act.  The Fund’s investment in the Subsidiary is expected to provide the Fund with an effective means of obtaining exposure to VIX Futures Contracts in a manner consistent with U.S. federal tax law requirements applicable to regulated investment companies.  The Fund may also invest in VIX Futures Contracts directly to a limited extent, consistent with limitations imposed by the federal securities laws and U.S. federal tax law requirements applicable to regulated investment companies.

The Fund also may sell (write) options contracts on the VIX Index (“VIX Options Contracts”) to gain exposure, which at times may be significant, to VIX Futures Contracts, including but not limited to “in the money” call options.  The Fund intends to invest primarily in exchange-listed and traded VIX Futures Contracts and VIX Options Contracts, but also may invest in these instruments in the over-the counter (“OTC”) market.  In general, exchange-traded derivative instruments have standardized exercise prices and expiration dates and require the parties to post margin against their obligations, and the performance of the parties’ obligations in connection with such instruments is guaranteed by the exchange or a related clearing corporation.  OTC derivative instruments generally have more flexible terms negotiated between the buyer and the seller, and typically do not require the parties to post margin.  As a result, such instruments generally are subject to greater credit risk.  OTC instruments also may be subject to greater liquidity risk.

Futures and options contracts, by their terms, have stated expirations and, at a specified point in time prior to expiration, trading in a futures or options contract for the current delivery month will cease. Therefore, in order to maintain consistent exposure to VIX Futures Contracts, the Fund must periodically migrate out of VIX Futures Contracts and VIX Options Contracts nearing expiration and into VIX Futures Contracts and VIX Options Contracts with later expirations — a process referred to as “rolling.” The effect of this continuous process of selling contracts nearing expiration and buying longer-dated contracts is called “roll yield.”

Investments in derivative instruments, such as futures, options and swap agreements, have the economic effect of creating financial leverage in the Fund’s portfolio because such investments may give rise to losses that exceed the amount the Fund has invested in those instruments. Financial leverage will magnify, sometimes significantly, the Fund’s exposure to any increase or decrease in prices associated with a particular reference asset resulting in increased volatility in the value of the Fund’s portfolio. The value of the Fund’s portfolio is likely to experience greater volatility over short-term periods. While such financial leverage has the potential to produce greater gains, it also may result in greater losses, which in some cases may cause the Fund to liquidate other portfolio investments at a loss to comply with limits on leverage and asset segregation requirements imposed by the 1940 Act or to meet redemption requests.

In addition to the Fund’s investment in the Subsidiary and VIX Futures Contracts and VIX Options Contracts, the Fund may also invest in: (1) swap agreements that provide exposure to VIX Futures Contracts; (2) exchange-traded funds (“ETFs”), exchange-traded closed-end funds, other investment companies registered under the 1940 Act, and other pooled investment vehicles (collectively, “Underlying Funds”) that provide exposure to VIX Futures Contracts; (3) exchange-traded notes (“ETNs”) that provide exposure to VIX Futures Contracts; and (4) fixed income securities (namely, commercial paper and U.S. government obligations), bank instruments, cash, and other cash equivalents to collateralize its exposure to the VIX Futures Contracts and for investment purposes.  The Fund may not invest in leveraged index-based Underlying Funds or ETNs (i.e., Underlying Funds or ETNs that seek to return a multiple of the performance of the index or benchmark they seek to track). The Fund may take long positions, directly and indirectly, in inverse index-based Underlying Funds or ETNs (i.e., Underlying Funds or ETNs that seek to return the opposite of the performance of the index or benchmark they seek to track), but will limit such investments to no more than 15% of its net assets consistent with SEC Staff guidance. The Fund may also take short positions with respect to Underlying Funds and/or ETNs that provide exposure to VIX Futures Contracts.  The Fund will seek notional exposure to VIX Futures Contracts via these investments in circumstances where investing in VIX Futures Contracts directly or through the Subsidiary may be constrained, including circumstances where the notional value of the Subsidiary’s exposure to VIX Futures Contracts is limited to less than 100% of Fund assets.

In seeking to provide short exposure to the implied volatility of the broad-based, large-cap U.S. equity market, the Fund generally will seek to position its portfolio so that the notional value of its short exposure equals approximately 100% of Fund assets at the close of each trading day. Because the Fund seeks short exposure to implied volatility, changes in the value of the Fund’s assets during the day will affect whether the Fund’s short exposure needs to be adjusted. For example, if implied volatility of the broad-based, large-cap U.S. equity market has increased on a given day, the notional value of the Fund’s exposure to implied volatility should increase, but net assets of the Fund should fall. As a result, the Fund’s short exposure will need to be decreased. Conversely, if implied volatility of the broad-based, large-cap U.S. equity market has decreased on a given day, the notional value of the Fund’s exposure to implied volatility should decrease, but net assets of the Fund should increase. As a result, the Fund’s short exposure will need to be increased.

Principal Risks

As with all funds, a shareholder is subject to the risk that his or her investment could lose money. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.  The principal risks affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk. The Sub-Adviser continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed over short- or long-term market cycles. The Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Investors should understand that the Fund does not seek to provide investment performance that is exactly the inverse (-1x) of the performance of either the VIX Index or VIX Futures Contracts held by the Fund at any given point in time.  Not only will the Fund’s investment performance be affected by compounding, but it also will reflect the Fund’s investment in other types of investment products, which due to the active nature of the Fund’s investment strategies will vary in type and amount over time.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Because the Fund is an ETF, only a limited number of institutional investors (known as “Authorized Participants”) are authorized to purchase and redeem shares directly from the Fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Transactions Risk. Unlike most other ETFs, the Fund expects to effect its creations and redemptions in exchange for a significant cash component and a smaller component of in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio investments to obtain the cash needed to distribute redemption proceeds at an inopportune time. This may cause the Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had satisfied a redemption completely in-kind. As a result, the Fund may be less tax efficient than ETFs that redeem in kind. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on an exchange.

Commodity Pool Regulatory Risk.  The Fund’s investment exposure to VIX Futures Contracts will cause it to be deemed to be a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and Commodity Futures Trading Commission (“CFTC”) rules. The Adviser is registered as a Commodity Pool Operator (“CPO”), the Sub-Adviser is registered as a Commodity Trading Advisor (“CTA”), and the Fund will be operated in accordance with applicable CFTC rules, as well as the regulatory scheme applicable to registered investment companies.  Registration as a CPO and CTA imposes additional compliance obligations on the Adviser, the Sub-Adviser, and the Fund related to additional laws, regulations, and enforcement policies, which could increase compliance costs and may affect the operations and financial performance of the Fund.

Compounding Risk.  In the course of managing the Fund’s investments, the Sub-Adviser will need to periodically adjust the Fund’s holdings in order to maintain short investment exposure approximately equivalent to 100% of the Fund’s assets. This process entails obtaining additional short exposure as the Fund experiences investment gains, and reducing short exposure as the Fund experiences investment losses.

Compounding is the cumulative effect of applying investment gains and losses and income to the principal amount invested over time.  Gains or losses experienced over a given period will increase or reduce the principal amount invested from which the subsequent period’s returns are calculated.  All types of investments are subject to compounding to varying degrees, but the effects of compounding may be more pronounced for a fund that seeks to provide short investment exposure, such as the Fund. This effect becomes more pronounced as volatility increases.  The effects of compounding may cause the performance of the Fund to differ from your expectations and may have an adverse effect on your investment over time, regardless of the performance of the Fund’s individual investments.

Counterparty Risk. The Fund is subject to the risk that a counterparty to a financial instrument may default on its payment obligation to the Fund. Such a default may cause the value of an investment in the Fund to decrease. Changes in the credit rating of a debt security held by the Fund could have a similar effect.

Derivatives Risk.  The Fund may invest in and will have investment exposure to VIX Futures Contracts, VIX Options Contracts, and swap agreements, which are types of derivative contracts.  A derivative refers to any financial instrument whose value is derived, at least in part, from the price of an underlying security, asset, rate, or index.  The use of derivatives presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Changes in the value of a derivative may not correlate perfectly with the underlying security, asset, rate or index. Gains or losses in a derivative may be magnified and may be much greater than the derivative’s original cost.  In December 2015, the SEC proposed a new rule to regulate the use of derivatives by registered investment companies, such as the Fund. Whether and when this proposed rule will be adopted and its potential effects on the Fund are unclear as of the date of this Prospectus.

VIX Futures and Options Contracts Risk.  VIX Futures Contracts and VIX Options Contracts are unlike traditional futures and options contracts and are not based on a tradable reference asset.  The VIX Index is not directly investable, and the settlement price of a VIX Futures Contract or VIX Options Contract is based on the calculation that determines the level of the VIX Index.  As a result, the behavior of a VIX Futures Contract or VIX Options Contract may be different from traditional futures and options contracts whose settlement price is based on a specific tradable asset.

Several factors may affect the price and/or liquidity of VIX Futures Contracts and VIX Options Contracts, including, but not limited to: prevailing market prices and forward volatility levels of the U.S. stock markets, the S&P 500®, the equity securities included in the S&P 500® and prevailing market prices of options on the S&P 500®, the VIX Index, VIX Options Contracts, VIX Futures Contracts, or any other financial instruments related to the S&P 500® and the VIX Index or VIX Futures Contracts; interest rates; economic, financial, political, regulatory, geographical, biological or judicial events that affect the current volatility reading of the VIX Index or the market price or forward volatility of the U.S. stock markets, the equity securities included in the S&P 500®, the S&P 500®, the VIX Index or VIX Futures Contracts and VIX Options Contracts; supply and demand as well as hedging activities in the listed and OTC equity derivatives markets; disruptions in trading of the S&P 500®, futures contracts on the S&P 500® or options on the S&P 500®; and the level of contango or backwardation in the VIX Futures Contracts market.  These factors interrelate in complex ways, and the effect of one factor on the market value of the Fund may offset or enhance the effect of another factor.

When the Fund has an open futures contract position, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.  If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.  Futures markets are highly volatile and the use of or exposure to futures contracts may increase volatility of the Fund’s NAV.  Futures and options contracts are also subject to liquidity risk.

Options contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Sub-Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the options, VIX Futures Contracts, and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Options traded in the OTC market also may be subject to increased counterparty credit risk.

Swap Agreement Risk.  The Fund may use swap agreements as a means to achieve its investment objective.  Swap agreements are generally traded in OTC markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants.  Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, the Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in the Fund may decline.  OTC swaps of the type that may be utilized by the Fund are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty.

Early Closing Risk.  An unanticipated early closing of the Bats BZX Exchange, Inc. (the “Exchange”) may result in a shareholder’s inability to buy or sell Shares of the Fund on that day.

ETN Risk.  ETNs are unsecured, unsubordinated debt securities of an issuer that are listed and traded on a U.S. stock exchange. An ETN’s returns generally are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs do not provide principal protection and may or may not make periodic coupon payments. ETNs are subject to credit risk, which is the risk that the issuer cannot pay interest or repay principal when it is due. Additionally, the value of an ETN may be influenced by time to maturity, level of supply and demand, volatility and lack of liquidity in the underlying market (e.g., the commodities market), changes in interest rates or the issuer’s credit rating, and other economic, legal, political or geographic events.

Futures Rolling Risk.  The Fund’s investment strategy is subject to risks related to rolling. The price of futures contracts further from expiration may be higher (a condition known as “contango”) or lower (a condition known as “backwardation”), which can impact the Fund’s returns.  Because of the frequency with which the Fund expects to roll VIX Futures Contracts, the impact of such contango or backwardation may be greater than the impact would be if the Fund experienced less portfolio turnover.

Historic Correlation Risk.  To the extent that an investor purchases the Fund seeking diversification benefits based on the historic correlation (whether positive or negative) between the VIX Futures Contracts and other asset classes, such historic correlation may not continue or may reverse itself. In this circumstance, the diversification or other benefits sought may be limited or non-existent.

Index Calculation and VIX Futures Contract Pricing Risk.  The policies of S&P and the CBOE and changes that affect the composition and valuation of the S&P 500® and the VIX Index could affect the level of such indexes and/or the value of VIX Futures Contracts and VIX Options Contracts and, therefore, the value of the Fund’s Shares.

Interest Rate Risk.  The value of the Fund’s fixed-income assets will decline because of rising interest rates.  The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities.

Leveraging Risk.  The Fund’s investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The cost of investing in such instruments generally increases as interest rates increase, which will lower the Fund’s return.

Liquidity Risk.  The Fund will invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which the Fund invests may not always be liquid. The large size of the positions which the Fund may acquire increases the risk of illiquidity both by making its positions more difficult to liquidate and increasing the losses incurred while trying to do so.  Any type of disruption or illiquidity will potentially be exacerbated due to the fact that the Fund will typically invest in financial instruments related to one index.  A lack of liquidity could have a negative effect on the Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Currently, the open interest in VIX Futures Contracts and VIX Options Contracts with less than one month to expiration is extremely limited for many of the available expiration dates.  If the Sub-Adviser determines not to invest in a VIX Futures Contract or VIX Options Contract that is near to expiration, including because of price or liquidity concerns with respect to a given VIX Futures Contract or VIX Options Contract, the Sub-Adviser may invest in VIX Futures Contracts or VIX Options Contract that are further from expiration.  Investing in a VIX Futures Contract or VIX Options Contract that is further from expiration will increase the weighted average time to expiration of the Fund’s portfolio, which may result in a lower correlation of the portfolio to the performance of the VIX Index.

Market Risk.  Due to market conditions, the value of the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Non-Diversification Risk. The Fund is non-diversified, meaning that, as compared to a diversified fund, it can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on the Fund’s performance.

OTC Risk. Certain derivatives traded in OTC markets, including certain OTC options, involve significant liquidity risk. The absence or lack of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is subject to credit risk with respect to its counterparties. The Fund will seek to transact with only creditworthy counterparties to mitigate counterparty credit risk.

Portfolio Turnover Risk.  The Fund’s investment strategy is expected to result in high portfolio turnover, which may result in increased transaction costs and may lower Fund performance.

Short Exposure Risk. Shareholders will lose money when the value of the VIX Futures Contracts rise—a result that is the opposite from traditional funds.  Short positions can also result in the total loss of an investor’s investment. A single day or intraday increase in the level of the VIX Futures Contracts approaching 100% could result in the total loss or almost total loss of an investor’s investment, even if the levels of the VIX Futures Contracts subsequently decrease.

Short Sale Exposure Risk.  The Fund may seek “short” exposure to certain investments through financial instruments such as swap agreements, which may cause the Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower the Fund’s return, result in a loss, have the effect of limiting the Fund’s ability to obtain exposure through financial instruments, or require the Fund to seek exposure through alternative investment strategies that may be less desirable or more costly to implement.

Short Sales Risk.  Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. Because a short position loses value as the security’s price increases and the market price of the security sold short could increase without limit, the loss on a short sale is theoretically unlimited. Short sales involve leverage because the Fund borrows securities and then sells them, effectively leveraging its assets.

Subsidiary Risk.  The Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act.  Thus, the Fund, as the sole investor in the subsidiary, will not have all of the protections offered to shareholders of registered investment companies.

Tax Risk.  The Fund must meet certain requirements regarding the source of its income and the diversification of its assets, among other requirements, to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).  Certain of the Fund’s investments may not generate qualifying income if made directly by the Fund.  The Fund expects to gain significant exposure to VIX Futures Contracts indirectly through the Subsidiary in a manner to ensure that it qualifies as a RIC under Subchapter M of the Code. Failure to comply with the requirements to qualify as a RIC would have significant negative tax consequences to Fund shareholders, including the imposition of a higher tax rate on the Fund and taxes on its distributions to shareholders, which would ultimately affect a shareholder’s return on its investment in the Fund.

Trading Risk.  Shares of the Fund may trade on the Exchange above or below their net asset value (“NAV”). The NAV of Shares will fluctuate with changes in the market value of the Fund’s holdings. In addition, although the Fund’s Shares are currently listed on the Exchange, there can be no assurance that an active trading market for Shares will develop or be maintained.

Underlying Funds Risk.  The Fund may invest in ETFs, exchange-traded closed-end funds, other investment companies registered under the 1940 Act, and other pooled investment vehicles not registered under the 1940 Act, in which case the Fund’s performance will be directly related to the performance of those investment companies. Through its positions in these investment companies, the Fund will be subject to the risks associated with such vehicles, including the possibility that the value of their securities or instruments could decrease.

U.S. Government Securities Risk.  The Fund may invest in U.S. government securities, which are subject to price fluctuations and to default in the event that an agency or instrumentality defaults on an obligation not backed by the full faith and credit of the United States.

Volatility Risk.  The Fund’s derivative investments, which are largely linked to equity market volatility levels, can be highly volatile and may experience large losses. Trading in VIX Futures Contracts and VIX Options Contracts, particularly contracts that are close to expiration, has been very volatile and can be expected to be very volatile in the future.  The volatile nature of these instruments may have an adverse impact on the Fund.

The Fund is not suitable for all investors.  The Fund should be utilized only by investors who (a) understand the risks associated with seeking short investment exposure, (b) are willing to assume a high degree of risk, (c) understand the risks of shorting and (d) intend to actively monitor and manage their investments in the Fund.  Investors who do not meet these criteria should not buy shares of the Fund.  An investment in the Fund is not a complete investment program.

Performance Information

The Fund commenced operations on May 3, 2016 and therefore does not have a full calendar year of performance. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that will provide some indication of the risks of investing in the Fund by showing the variability of the Fund’s return based on net assets and comparing the variability of the Fund’s return to a broad measure of market performance.

Investment Advisers

Exchange Traded Concepts, LLC serves as the investment adviser to the Fund. Vident Investment Advisory, LLC serves as sub-adviser to the Fund.

Portfolio Manager

Denise M. Krisko, CFA, President and Co-Founder of the Sub-Adviser, has served as portfolio manager of the Fund since its inception in 2016.

For important information about the purchase and sale of Shares and tax information, please turn to “Summary Information about Purchasing and Selling Shares, Taxes, and Financial Intermediary Compensation” on page 25 of the prospectus.

Summary Information about Purchasing and Selling Shares,
Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

Individual shares (“Shares”) of the REX VolMAXXTM Long VIX Weekly Futures Strategy ETF and REX VolMAXXTM Short VIX Weekly Futures Strategy ETF (each, a “Fund” and together, the “Funds”) may only be purchased and sold on a national securities exchange through a broker-dealer. The Shares of the Funds are listed on the Exchange. The Shares that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in a large specified number of shares called a “Creation Unit.”  Each Fund issues and redeems Shares on a continuous basis, at NAV, only in Creation Units of at least 50,000 Shares.  A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the relevant Fund a specified amount of cash (and, under certain circumstances, a portfolio of securities approximating certain holdings of the Fund) totaling the NAV of the Creation Unit(s), in exchange for at least 50,000 shares of the Fund (or multiples thereof).

The price of each Fund’s Shares is based on market price, and because exchange-traded fund shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES OF THE FUNDS ARE NOT REDEEMABLE SECURITIES.

Tax Information

The distributions made by the Funds are generally taxable, and will be taxed as ordinary income, qualified dividend income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account.  Investments through such tax-deferred arrangements may be subject to taxation upon withdrawal therefrom.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds and their related companies may pay the intermediary for the sale of Fund Shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More Information about the Investment Objectives of the Funds

The investment objective of each Fund is non-fundamental and may be changed by the Trust’s Board of Trustees (“Board”) without a shareholder vote.

More Information about the Principal Investment Strategies of the Funds

Each Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified passive index of securities.  Instead, each Fund uses an active investment strategy to seek to meet its investment objective.  The Sub-Adviser, subject to the oversight of the Adviser and the Board, has discretion on a daily basis to manage each Fund’s portfolio in accordance with the Fund’s investment objective and investment policies.

Each Fund intends to achieve its investment objective, under normal circumstances, by obtaining investment exposure, through the use of the financial instruments and investments described in each Fund’s Principal Investment Strategies, to an actively managed portfolio of VIX Futures Contracts (or, in the case of the REX VolMAXXTM Short VIX Weekly Futures Strategy ETF, an actively managed portfolio of short positions in VIX Futures Contracts).

The price at which a VIX Futures Contract trades represents the implied reading of the VIX Index upon the expiration of the VIX Futures Contract.  The VIX Index is an index designed to measure the market price of volatility in large cap U.S. stocks over 30 days in the future, and is calculated based on the prices of certain put and call options on the S&P 500®. The VIX Index is calculated based on the premium paid by investors for certain options linked to the level of the S&P 500®. During periods of market instability, the implied level of volatility of the S&P 500® typically increases and, consequently, the prices of options linked to the S&P 500® typically increase (assuming all other relevant factors remain constant or have negligible changes). This, in turn, causes the reading of the VIX Index to increase. The VIX Index has historically had negative correlations to the S&P 500®.

Each Fund’s investment in its Subsidiary is expected to provide the Fund with exposure to the commodities and broad-based security index futures markets within the limitations of the federal tax requirements that apply to regulated investment companies and subject to the limits on leverage imposed by the 1940 Act. For more information about applicable federal tax requirements, please see “Dividends, Distributions and Taxes.”

It is expected that each Subsidiary will invest in broad-based security index futures contracts and other commodity futures contracts and may invest in options and swap contracts. Each Subsidiary is considered to be a commodity pool and therefore, subject to regulation under the Commodity Exchange Act. The Commodity Futures Trading Commission (“CFTC”), however, has not passed upon the merits on an investment in the Funds or the Subsidiaries, nor has the CFTC passed on the adequacy of this Prospectus.

The Sub-Adviser will consider whether it is advantageous for a Fund to invest directly in commodity-linked financial instruments or if the desired exposure can be achieved more efficiently by investing in its Subsidiary, which would, in turn, purchase and hold commodity-linked financial instruments. As a result, the level of each Fund’s investment in its Subsidiary may vary (up to 25%) depending on the types of investments used to achieve the Fund’s investment objective.  For example, a Fund’s increased use of commodity-linked notes or VIX Options Contracts typically will result in decreased investment in the Subsidiary, whereas a Fund’s increased use of futures, swaps, or options on futures typically will result in increased investment in the Subsidiary.

To the extent a Subsidiary invests in commodity-linked derivative instruments, it will comply with the same segregation and asset coverage requirements that are applicable to the Funds’ transactions in derivatives under the 1940 Act. Similarly, to the extent they are applicable to the investment activities of a Subsidiary, the Subsidiary will be subject to the same fundamental and certain other investment restrictions (except for the restriction on the purchase and sale of commodities and commodities contracts applicable to the Funds) and will follow the same compliance policies and procedures as the Funds. The Subsidiaries are managed by the Adviser and sub-advised by the Sub-Adviser, and each Subsidiary is overseen by its own board of directors. However, because each Fund is the sole shareholder in its respective Subsidiary, the Fund’s Board of Trustees has direct oversight over the Fund’s investments in its Subsidiary and indirect oversight over the Subsidiary’s operations and investment activities. For more information about the operation and management of the Funds’ Subsidiaries, please see “Investment Policies, Techniques and Risk Factors” in the Funds’ Statement of Additional Information (“SAI”).

Each Fund may obtain exposure to VIX Futures Contracts through its investment in VIX Options Contracts.  At times, such exposure may be significant.  The VIX Options Contracts in which each Fund may invest include zero-strike or “deep in the money” call options. A “zero-strike” call option gives the holder the right to purchase the underlying asset, or receive the value of the underlying asset, at a strike price at or near zero at a specified time.  The Funds, however, will not invest in VIX Options Contracts until (i) they secure an opinion of counsel concerning the ability of VIX Options Contracts to produce qualifying income for Internal Revenue Code diversification purposes, and (ii) the Adviser determines it is advantageous for the Funds to invest in VIX Options Contracts. As of the date of this Prospectus, the Funds have not yet secured such an opinion.

Each Fund, under normal circumstances, will invest at least 80% of its net assets, plus any borrowings for investment purposes, in financial instruments that in combination provide exposure (in the case of the REX VolMAXXTM Short VIX Weekly Futures Strategy ETF, short exposure) to VIX Futures Contracts with an aggregate weighted average of time to expiry of less than one month.  This investment policy is non-fundamental and may be changed without shareholder approval, upon 60 days’ notice to shareholders.

The Adviser does not take defensive positions in the Funds’ portfolios during periods of adverse market, economic, political, or other conditions as the Adviser intends for each Fund to remain fully invested consistent with its investment strategy under all market conditions.  This means that, based on market and economic conditions, a Fund’s performance could be lower than other types of mutual funds that may shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

More Information about the Principal Risks of Investing in the Funds

The following section provides additional information regarding certain of the principal risks identified under “Principal Risks” in each Fund’s summary along with additional risk information. Risk information is applicable to all Funds unless otherwise noted.

Active Management Risk.  The Sub-Adviser continuously evaluates each Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objectives. However, the achievement of the stated investment objectives cannot be guaranteed. Various legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to the Sub-Adviser and a portfolio manager in connection with managing a Fund and may also adversely affect the ability of a Fund to achieve its investment objectives. The Sub-Adviser’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. If the Sub-Adviser is incorrect in its assessment of the income, growth or price realization potential of a Fund’s holdings or incorrect in its assessment of general market or economic conditions, then the value of that Fund’s shares may decline.

Investors in the REX VolMAXXTM Short VIX Weekly Futures Strategy ETF should understand that the Fund does not seek to provide investment performance that is exactly the inverse (-1x) of the performance of either the VIX Index or VIX Futures Contracts held by the Fund at any given point in time.  Not only will the Fund’s investment performance be affected by compounding, but it also will reflect the Fund’s investment in other types of investment products, which due to the active nature of the Fund’s investment strategies will vary in type and amount over time.

Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. Each Fund has a limited number of financial institutions that may act as Authorized Participants. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Cash Transactions Risk. Unlike most other ETFs, each Fund expects to effect its creations and redemptions in exchange for a significant cash component and a smaller component of in-kind securities. Other more conventional ETFs generally are able to make in-kind redemptions and avoid realizing gains in connection with transactions designed to meet redemption requests. Effecting all redemptions for cash may cause a Fund to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such dispositions may occur at an inopportune time resulting in potential losses to the Fund and involve transaction costs. If a Fund recognizes a capital loss on these sales, the loss will offset capital gains and may result in smaller capital gain distributions from the Fund. If a Fund recognizes gain on these sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized if it were to distribute portfolio securities in-kind or to recognize such gain sooner than would otherwise be required. Each Fund generally intends to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it.  This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a more conventional ETF.

In addition, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if a Fund sold and redeemed its shares principally in-kind, will generally be passed on to purchasers and redeemers of Creation Units in the form of creation and redemption transaction fees. However, each Fund caps the total fees that may be charged in connection with the redemption of Creation Units at 2% of the value of the Creation Units redeemed. To the extent transaction and other costs associated with a redemption exceed that cap, those transaction costs will be borne by a Fund’s remaining shareholders. As a practical matter, only institutions and large investors, such as market makers or other large broker-dealers, purchase or redeem Creation Units. Most investors will buy and sell shares of the Fund on an exchange.

Commodity Pool Regulatory Risk. Each Fund’s investment exposure to VIX Futures Contracts will cause it to be deemed to be a commodity pool, thereby subjecting each Fund to regulation under the Commodity Exchange Act and CFTC rules as well as the rules that apply to registered investment companies. The Adviser is registered as a CPO, the Sub-Adviser is registered as a CTA, and each Fund will be operated in accordance with CFTC rules. Registration as a CPO and CTA subjects the registrant to additional laws, regulations and enforcement policies, all of which could increase compliance costs and may affect the operations and financial performance of the Funds. However, each Fund’s status as a commodity pool, the Adviser’s registration as a CPO, and the Sub-Adviser’s registration as a CTA are not expected to materially adversely affect a Fund’s ability to achieve its investment objective.

Compounding Risk (REX VolMAXXTM Short VIX Weekly Futures Strategy ETF). The Fund’s performance for periods greater than a single day will be the result of each day’s returns compounded over the period. A “single day” is measured from the time a Fund calculates its net asset value (“NAV”) to the time of the Fund’s next NAV calculation.  Particularly during periods of higher volatility of underlying instruments, compounding will cause results for periods longer than a single day to vary from the return of the underlying instruments.

In the course of managing the Fund’s investments, the Sub-Adviser will need to periodically adjust the Fund’s holdings in order to maintain short investment exposure approximately equivalent to 100% of the Fund’s assets. This process entails obtaining additional short exposure as the Fund experiences investment gains, and reducing short exposure as the Fund experiences investment losses.

Compounding is the cumulative effect of applying investment gains and losses and income to the principal amount invested over time.  Gains or losses experienced over a given period will increase or reduce the principal amount invested from which the subsequent period’s returns are calculated.  All types of investments are subject to compounding to varying degrees, but the effects of compounding may be more pronounced for a fund that seeks to provide short investment exposure, such as the Fund. This effect becomes more pronounced as volatility increases.  The effects of compounding may cause the performance of the Fund to differ from your expectations and may have an adverse effect on your investment over time, regardless of the performance of the Fund’s individual investments.

Counterparty Risk. Each Fund will be subject to credit risk (i.e., the risk that a counterparty is unwilling or unable to make timely payments to meet its contractual obligations) with respect to the amount the Fund expects to receive from counterparties to financial instruments and repurchase agreements entered into by the Fund. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations. Such a default may cause the value of an investment in the Fund to decrease. Changes in the credit rating of a debt security held by a Fund could have a similar effect.

Derivatives Risk. Each Fund may invest in and will have investment exposure to VIX Futures Contracts, VIX Options Contracts, and swap agreements, which are types of derivative contracts.  Derivatives are often more volatile than other investments and may magnify the gains or losses of a Fund. Successful use of a derivative depends upon the degree to which prices of the underlying assets correlate with price movements in the derivatives bought and sold by the Fund. A Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a derivative may prevent a Fund from closing its derivative positions and could adversely impact its ability to achieve its objective and to realize profits or limit losses. Since derivatives may be purchased for a fraction of their value, relatively small price movements in a derivative may result in an immediate and substantial loss or gain to a Fund. Derivatives are often more volatile than other investments and a Fund may lose more than a derivative than it originally invested in it.

The SEC has proposed a new rule related to the use of derivatives by registered investment companies, such as the Funds. Whether and when this proposed rule will be adopted and its potential effects on the Funds are unclear, although they could be substantial and adverse to the Funds. The regulation of the use of derivatives in the United States is a rapidly changing area of law and is subject to ongoing modification by government, self-regulatory and judicial action.

VIX Futures Contracts Risk.  VIX Futures Contracts are unlike traditional futures contracts and are not based on a tradable reference asset.  The VIX Index is not directly investable, and the settlement price of a VIX Futures Contract is based on the calculation that determines the level of the VIX Index.  As a result, the behavior of a VIX Futures Contract may be different from traditional futures and option contracts whose settlement price is based on a specific tradable asset.

Each Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause a Fund to lose more than the principal amount invested. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute.  Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading. Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time which is advantageous. The successful use of futures depends upon a variety of factors, particularly the ability of the Sub-Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

VIX Options Contracts Risk.  Similar to VIX Futures Contracts, VIX Options Contracts are not based on a tradable reference asset, and the settlement price of a VIX Options Contract is based on the calculation that determines the level of the VIX Index.  As a result, the behavior of a VIX Options Contract may be different from traditional options contracts whose settlement price is based on a specific tradable asset.

Generally, options or options on futures contracts give the holder of the option the right to buy (or to sell) a position in a security or in a contract to the writer of the option, at a certain price. They are subject to correlation risk because there may be an imperfect correlation between the options and the securities markets that cause a given transaction to fail to achieve its objectives. The successful use of options depends on the Sub-Adviser’s ability to correctly predict future price fluctuations and the degree of correlation between the options, VIX Futures Contracts, and securities markets. Exchanges can limit the number of positions that can be held or controlled by the Fund or the Sub-Adviser, thus limiting the ability to implement the Fund’s strategies. Options are also particularly subject to leverage risk and can be subject to liquidity risk. Options traded in the OTC market also may be subject to increased counterparty credit risk.

A Fund will incur a loss as a result of selling (writing) options if the price of the written option instrument increases in value between the date the Fund writes the option and the date on which the Fund purchases an offsetting position. The Fund’s losses are potentially large in a written put transaction and potentially unlimited in a written call transaction.

Swap Agreement Risk.  Each Fund may use swap agreements as a means to achieve its investment objective.  Swap agreements are generally traded in over-the-counter (“OTC”) markets and have only recently become subject to regulation by the CFTC. CFTC rules, however, do not cover all types of swap agreements. Investors, therefore, may not receive the protection of CFTC regulation or the statutory scheme of the Commodity Exchange Act in connection with the Fund’s swap agreements. The lack of regulation in these markets could expose investors to significant losses under certain circumstances, including in the event of trading abuses or financial failure by participants.  Unlike in futures contracts, the counterparty to uncleared OTC swap agreements is generally a single bank or other financial institution, rather than a clearing organization backed by a group of financial institutions. As a result, each Fund is subject to increased counterparty risk with respect to the amount it expects to receive from counterparties to uncleared swaps. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund could suffer significant losses on these contracts and the value of an investor’s investment in a Fund may decline.  OTC swaps of the type that may be utilized by the Funds are less liquid than futures contracts because they are not traded on an exchange, do not have uniform terms and conditions, and are generally entered into based upon the creditworthiness of the parties and the availability of credit support, such as collateral, and in general, are not transferable without the consent of the counterparty.

The regulation of swaps and futures transactions in the United States is a rapidly changing area of law and is subject to modification by government and judicial action. The effect of any future regulatory change on the Funds is impossible to predict, but could be substantial and adverse.  In particular, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, has made and will continue to make sweeping changes to the way in which the U.S. financial system is supervised and regulated. Title VII of the Dodd-Frank Act sets forth a new legislative framework for OTC derivatives, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant new authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and will require clearing and exchange trading of many OTC derivatives transactions.  Provisions in the Dodd-Frank Act include the requirement that position limits on commodity futures contracts be established; new registration, recordkeeping, capital and margin requirements for “swap dealers” and “major swap participants” as determined by the Dodd-Frank Act and applicable regulations; and the mandatory use of clearinghouse mechanisms for many OTC derivatives transactions. The CFTC, the SEC and other federal regulators have been tasked with developing the rules and regulations enacting the provisions of the Dodd-Frank Act. While certain regulations have been promulgated and are already in effect, the full impact of the Dodd-Frank Act on any of the Funds remains uncertain. The legislation and the related regulations that have been and may be promulgated in the future may negatively impact a Fund’s ability to meet its investment objective either through limits on its investments or requirements imposed on it or any of its counterparties. In particular, new requirements, including capital requirements and mandatory clearing of OTC derivatives transactions, which may increase derivative counterparties’ costs and are expected to generally be passed through to other market participants in the form of higher upfront and mark-to-market margin, less favorable trade pricing, and the imposition of new or increased fees, including clearinghouse account maintenance fees, may increase the cost of a Fund’s investments and the cost of doing business, which could adversely affect investors.

Early Closing Risk.  The normal close of trading of securities listed on the Exchange is 4:00 p.m., Eastern Time. An unanticipated early closing of the Exchange may result in a shareholder’s inability to buy or sell shares of a Fund on that day. If the Exchange closes early on a day when a shareholder needs to execute trades late in a trading day, the shareholder might incur trading losses.

ETN Risk.  ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed-income securities and trade on a major exchange similar to shares of ETFs. This type of debt security differs, however, from other types of bonds and notes because ETN returns are based upon the performance of a market index, minus applicable fees; no period coupon payments are distributed and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs. The value of an ETN may be influenced by time to maturity, level of supply and demand, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating and other economic, legal, political or geographic events. If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. If a Fund holds its investment in an ETN until maturity, the issuer will give the Fund a cash amount that would be equal to principal amount (subject to the day’s index factor). ETNs also are subject to credit risk, whereby the Fund could lose money if the issuer of a note is unable to pay interest or repay principal when it is due.

Futures Rolling Risk.  The Funds invest in or have exposure to VIX Futures Contracts and are subject to costs associated with and risks related to “rolling.” The contractual obligations of a buyer or seller holding a futures contract to expiration may be satisfied by settling in cash as designated in the contract specifications. Alternatively, futures contracts may be closed out prior to expiration by making an offsetting sale or purchase of an identical futures contract on the same or linked exchange before the designated date of settlement. Once this date is reached, the futures contract “expires.” As the futures contracts held by a Fund near expiration, they are generally closed out and replaced by contracts with a later expiration. This process is referred to as “rolling.”

When the market for these contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures prices for longer expiration futures contracts is often referred to as “contango.” Alternatively, when the market for these contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” The presence of contango in the relevant futures contracts at the time of rolling would be expected to adversely affect the Fund with long positions, and positively affect the Fund with short positions. Similarly, the presence of backwardation in certain futures contracts at the time of rolling such contracts would be expected to adversely affect the Fund with short positions and positively affect the Fund with long positions.

There have been extended periods in which contango or backwardation has existed in the VIX Futures Contracts markets, and such periods can be expected to occur in the future. These extended periods can cause significant losses for the Funds.

Additionally, because of the frequency with which the Fund expects to roll VIX Futures Contracts, the impact of such contango or backwardation may be greater than the impact would be if the Fund experienced less portfolio turnover.

Index Calculation and VIX Futures Contract Pricing Risk.  The policies of S&P and the CBOE concerning the calculation of the level of the S&P 500® and the VIX Index and any additions, deletions or substitutions of equity securities, options or futures contracts to those indexes, and the manner in which changes affecting the equity securities, options contracts or futures contracts are reflected in those indexes, could affect the level of such indexes and, therefore, the value of each Fund’s Shares. S&P can add, delete or substitute the equity securities underlying the S&P 500® or make other methodological changes that could change the level of the S&P 500®. The changing of equity securities included in the S&P 500® may affect the S&P 500®, as a newly added equity security may perform significantly better or worse than the equity security or securities it replaces. Such a change may also affect the value of the put and call options used to calculate the VIX Index. Additionally, S&P may alter, discontinue or suspend calculation or dissemination of the S&P 500®. Any of these actions could adversely affect the value of a Fund’s Shares. S&P has no obligation to consider Fund shareholder interests in calculating or revising the S&P 500®. The CBOE can make methodological changes to the calculation of the VIX Index that could affect the value of VIX Futures Contracts and VIX Options Contracts and, consequently, the value of a Fund’s Shares. There can be no assurance that the CBOE will not change the VIX Index calculation methodology in a way that may affect the value of Fund Shares. Additionally, the CBOE may alter, discontinue or suspend calculation or dissemination of the VIX Index and/or the exercise settlement value. Any of these actions could adversely affect the value of a Fund’s Shares. Calculation of the VIX Index may not be possible or feasible under certain events or circumstances that are beyond the reasonable control of the Adviser, which in turn may adversely impact both the VIX Index and/or the Funds, as applicable. Additionally, index calculations may be disrupted by rollover disruptions, rebalancing disruptions and/or market emergencies, which may have an adverse effect on the value of the Funds.

Interest Rate Risk.  Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged.

Leveraging Risk.  Each Fund’s investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed. As a result, such investments may give rise to losses that exceed the amount invested in those instruments. The more a Fund invests in derivative instruments that give rise to leverage, the more this leverage will magnify any losses on those investments. Leverage will cause the value of a Fund’s shares to be more volatile than if the Fund did not use leverage. This is because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s portfolio securities or other investments. The use of leverage also may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations or to meet segregation requirements. Certain types of leveraging transactions, such as short sales that are not “against the box,” could theoretically be subject to unlimited losses in cases where a Fund, for any reason, is unable to close out the transaction. In addition, to the extent a Fund borrows money, interest costs on such borrowed money may not be recovered by any appreciation of the securities purchased with the borrowed funds and could exceed the Fund’s investment income, resulting in greater losses.

Liquidity Risk.  In certain circumstances, it may be difficult for a Fund to purchase and sell particular investments within a reasonable time at a fair price. To the extent that there is not an established retail market for instruments in which a Fund may invest, trading in such instruments may be relatively inactive.  Each Fund will invest in derivatives and other instruments that may be less liquid than other types of investments. Investments that are less liquid or that trade less can be more difficult or more costly to buy, or to sell, compared to other more liquid or active investments. This liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the market for such an investment. The derivatives in which a Fund invests may not always be liquid. This could have a negative effect on a Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.  Trading in shares of a Fund may be halted because of market conditions or for reasons that, in the view of a stock exchange, make trading in shares inadvisable. In addition, trading in listed securities is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. A particular investment may be difficult to purchase or sell, and the Fund may be unable to sell illiquid securities at an advantageous time or price.

Currently, the open interest in VIX Futures Contracts and VIX Options Contracts with less than one month to expiration is extremely limited for VIX Futures Contracts and VIX Options Contracts other than VIX Futures Contracts with a monthly expiration.  There can be no guarantee that a more liquid market for VIX Futures Contracts or VIX Options Contracts with weekly expirations will develop.  If the Sub-Adviser determines not to invest in a VIX Futures Contract or VIX Options Contract that is near to expiration, including because of the price or the liquidity concerns with respect to a given VIX Futures Contract or VIX Options Contract, the Sub-Adviser may invest in a VIX Futures Contract or VIX Options Contract that is further from expiration.  Investing in a VIX Futures Contract or VIX Options Contract that is further from expiration will increase the weighted average time to expiration of a Fund’s portfolio, which may result in a lower correlation of the portfolio to the performance of the VIX Index.  A Fund may be unable to consistently achieve a low weighted average time to expiration for its portfolio if a more liquid market for the weekly VIX Futures Contracts and VIX Options Contracts does not develop.

Market Risk.  Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time.  A Fund’s investments may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic conditions or changes in interest or currency rates, or particular countries, segments, economic sectors, industries, or companies within those markets.  Fluctuations in the value of securities in which a Fund invests, directly or indirectly, will cause the NAV of the Fund to fluctuate.  Historically, the markets have moved in cycles, and the value of a Fund’s securities may fluctuate drastically from day to day.

Non-Diversification Risk. Each Fund is non-diversified, meaning that, as compared to a diversified fund, a Fund can invest a greater percentage of its assets in securities issued by or representing a small number of issuers. As a result, the performance of these issuers can have a substantial impact on a Fund’s performance.

OTC Risk. Certain derivatives traded in OTC markets, including certain OTC options, involve significant liquidity risk. The absence or lack of liquidity may make it difficult or impossible for the Fund to sell such instruments promptly at an acceptable price. The absence of liquidity may also make it more difficult for the Fund to ascertain a market value for such instruments. The Fund will attempt to mitigate this risk through the negotiation of protective contractual provisions.  Because derivatives traded in OTC markets are not guaranteed by an exchange or clearing corporation and generally do not require payment of margin, to the extent that the Fund has unrealized gains in such instruments or has deposited collateral with its counterparties, the Fund is at risk that its counterparties will become bankrupt or otherwise fail to honor their obligations. The Fund will attempt to minimize the risk that a counterparty will become bankrupt or otherwise fail to honor its obligations by engaging in transactions in derivatives traded in OTC markets only with financial institutions that appear to have substantial capital or that have provided the Fund with a third-party guaranty or other credit enhancement.  OTC markets also are largely unregulated.

Portfolio Turnover Risk.  Each Fund’s investment strategies may result in relatively high portfolio turnover, which may result in increased transaction costs and may lower Fund performance. High portfolio turnover may also result in a substantial amount of distributions from a Fund to be characterized as short-term capital gain distributions.  Short-term capital gain distributions from a Fund are subject to tax at ordinary income tax rates and are to be reported by shareholders as ordinary income on their U.S. federal income tax returns.

Short Exposure Risk (REX VolMAXXTM Short VIX Weekly Futures Strategy ETF). Shareholders will lose money when the value of the VIX Futures Contracts rise—a result that is the opposite from traditional funds. Short positions can also result in the total loss of an investor’s investment. A single day or intraday increase in the level of the VIX Futures Contracts approaching 100% could result in the total loss or almost total loss of an investor’s investment, even if the levels of the VIX Futures Contracts subsequently move lower.

Short Sale Exposure Risk.  Each Fund may seek “short” exposure to certain securities through financial instruments such as swap agreements, which may cause a Fund to be exposed to certain risks associated with selling securities short. These risks include, under certain market conditions, an increase in the volatility and decrease in the liquidity of securities underlying the short position, which may lower a Fund’s return, result in a loss, have the effect of limiting a Fund’s ability to obtain exposure through financial instruments, or require a Fund to seek exposure through alternative investment strategies that may be less desirable or more costly to implement. To the extent that, at any particular point in time, the securities underlying the short position may be thinly traded or have a limited market, including due to regulatory action, a Fund may be unable to meet its investment objective due to a lack of available securities or counterparties. Obtaining short exposure through these instruments may be considered an aggressive investment technique. Any income, dividends or payments by the assets underlying a Fund’s short positions will negatively impact the Fund.

Short Sales Risk.  Short sales are transactions in which a Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund. If the underlying security goes down in price between the time the Fund sells the security and buys it back, the Fund will realize a gain on the transaction. Conversely, if the underlying security goes up in price during the period, the Fund will realize a loss on the transaction. Any such loss is increased by the amount of premium or interest the Fund must pay to the lender of the security. Likewise, any gain will be decreased by the amount of premium or interest the Fund must pay to the lender of the security. The Fund is also required to segregate other assets on its books to cover an obligation to return the security to the lender which means that those other assets may not be available to meet the Fund’s needs for immediate cash or other liquidity. The Fund’s investment performance may also suffer if the Fund is required to close out a short position earlier than it had intended. This would occur if the securities lender required the Fund to deliver the securities the Fund borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from another securities lender or otherwise obtain the security by other means. In addition, the Fund may be subject to expenses related to short sales that are not typically associated with investing in securities directly, such as costs of borrowing and margin account maintenance costs associated with the Fund’s open short positions. These expenses negatively impact the performance of the Fund.  These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Fund to lose money on a short sale even in instances where the price of the underlying security sold short does not change over the duration of the short sale. Regulatory bans on certain short selling activities may prevent a Fund from fully implementing its strategies.

Subsidiary Risk. Each Subsidiary is not registered under the 1940 Act and, unless otherwise noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act.  Thus, each Fund, as the sole investor in its Subsidiary, will not have all of the protections offered to shareholders of registered investment companies.  By investing in its Subsidiary, a Fund is exposed to the risks of investing in the underlying markets.  A Fund also will incur its pro rata share of the expenses of the Subsidiary.  In addition, changes in the laws of the United States or the Cayman Islands, under which each Fund and its Subsidiary, respectively, are organized, could result in the inability of a Fund and/or its Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

Tax Risk.  To qualify as a RIC under Subchapter M of the Code, each Fund must meet certain requirements regarding the source of its income and the diversification of its assets, among other requirements.  Specifically, each Fund must derive at least 90% of its gross income each taxable year from “qualifying income” and diversify its assets as described in more detail in the Funds’ SAI.

Certain of the Funds’ investments may not generate qualifying income if made directly by a Fund.  To the extent the Funds invest in such instruments directly, a Fund will seek to restrict its income from such investments to a maximum of 10% of its gross income (when combined with its other investments that produce non-qualifying income) so as to qualify as a RIC, but it may not be able to determine with certainty whether certain investments will produce qualifying income.  For example, it is possible that the Internal Revenue Service (“IRS”) or the courts may reach different conclusions concerning investments for which there currently is no IRS precedent or that the IRS may, in the future, articulate tax positions that are adverse to the Funds’ determinations.  Each Fund intends to gain exposure to certain non-qualifying investments, including VIX Futures Contracts and commodity-linked instruments, through its respective Subsidiary to help ensure that it qualifies as a RIC under Subchapter M of the Code.   The Funds have secured an opinion of counsel, which is not binding on the IRS or the courts, based on customary representations that actual distributions of the earnings and profits of a Subsidiary each taxable year made to a Fund should be treated as “qualifying income.”  The conclusions of this opinion are consistent with the guidance articulated by the IRS in recently proposed regulations.  There is the possibility that the IRS may not adopt the same position when finalizing the proposed regulations or may provide other guidance providing that a RIC’s investment in its own subsidiary no longer provides qualifying income to a RIC, which would likely cause the Funds to significantly change their investment strategy and could adversely affect the Funds.

Prior to utilizing VIX Options Contracts, the Funds intend to secure an opinion of counsel, which is not binding on the IRS or the courts, that provides that the better view is that the income derived from zero-strike or “deep in the money” VIX call options produces qualifying income.  Based on such opinions, the Funds believe that they will each qualify as a RIC.  If the IRS were to determine that the income a Fund derives from its investments in certain derivative instruments does not constitute qualifying income, and if that position were upheld, a Fund might cease to qualify as a RIC or would be required to reduce its exposure to such investments in order to maintain its qualification as a RIC, which may result in difficulty in implementing its investment strategies as currently described.  As noted above, it is possible that future legislation, government regulations, or further guidance issued by the IRS may affect the character, timing, and/or amount of a Fund’s taxable income or capital gains and distributions it makes, which in turn may adversely affect such Fund.

In addition, for purposes of satisfying the asset diversification test (as described more fully in the SAI) it may be difficult for the Funds to identify the “issuer” of certain Fund investments including derivatives investments.  There is a risk that the IRS could make an adverse determination with respect to identifying the issuer of certain Fund investments, such as derivative investments, and could disagree with a Fund’s valuation of the underlying issuers to a particular derivative. Such an adverse determination could, therefore, jeopardize a Fund’s status as a RIC, which would ultimately affect a shareholder’s return on its investment in a Fund. Failure to comply with the “qualifying income” or asset diversification requirements would have significant negative tax consequences to Fund shareholders, including the imposition of a higher tax rate on a Fund and taxes on its distributions to shareholders.  (See the section titled “Taxes” later in this Prospectus for more information on the tax treatment of commodity-related income.)

If a Fund failed to qualify as a RIC for any taxable year (but was eligible to and did cure the failure) it would incur potentially significant additional federal income tax expense.  If, on the other hand, a Fund failed to so qualify for any taxable year, and was ineligible to or otherwise did not cure the failure, such a result could cause investors to incur higher tax liabilities than they otherwise would have incurred and would have a negative impact on Fund returns. For example, the Fund would be subject to income tax on its taxable income at corporate rates, with the consequence that its income available for distribution to shareholders would be reduced. In addition, such taxable income also would be subject to tax at the shareholder level as dividend income when such income is distributed to shareholders. If a Fund attempted to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. In such event, the Trust’s Board may determine to reorganize or close such Fund or materially change its investment objective and strategies.

Trading Risk.  Although the Shares of each Fund are or will be listed for trading on a listing exchange, there can be no assurance that an active trading market for such Shares will develop or be maintained.  Secondary market trading in Fund Shares may be halted by a listing exchange because of market conditions or for other reasons.  In addition, trading in Fund Shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules.  There can be no assurance that the requirements necessary to maintain the listing of the Shares of a Fund will continue to be met or will remain unchanged.

Shares of a Fund may trade at, above or below their most recent NAV.  The per share NAV of each Fund is calculated at the end of each business day and fluctuates with changes in the market value of the Fund’s holdings since the prior most recent calculation.  The trading prices of each Fund’s Shares will fluctuate continuously throughout trading hours based on market supply and demand.  The trading prices of each Fund’s shares may deviate significantly from NAV during periods of market volatility.  These factors, among others, may lead to a Fund’s Shares trading at a premium or discount to NAV. However, given that Shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), the Adviser does not believe that large discounts or premiums to NAV will exist for extended periods of time.  While the creation/redemption feature is designed to make it likely that a Fund’s Shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with the Fund’s NAV due to timing reasons as well as market supply and demand factors.  In addition, disruptions to creations and redemptions or the existence of extreme volatility may result in trading prices that differ significantly from NAV.  If a shareholder purchases at a time when the market price of a Fund is at a premium to its NAV or sells at time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Underlying Funds Risk.  Each Fund may purchase shares of investment companies, such as ETFs, mutual funds, unit investment trusts, and closed-end funds, to gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly or when such investments present a more cost efficient alternative to investing directly in securities. When a Fund invests in an investment company, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the investment company’s expenses. Further, in part because of these additional expenses, the performance of an investment company may differ from the performance a Fund would achieve if it invested directly in the underlying investments of the investment company. While the risks of owning shares of an investment company generally reflect the risks of owning the underlying investments of the investment company, a Fund may be subject to additional or different risks than if the Fund had invested directly in the underlying investments. For example, shares of an ETF are traded at market prices, which may vary from the NAV of its underlying investments. Also, the lack of liquidity in an ETF can contribute to the increased volatility of its value in comparison to the value of the underlying portfolio securities. In addition, a Fund may invest in investment companies or other pooled investment vehicles that are not registered pursuant to the 1940 Act and therefore, not subject to the regulatory scheme of the 1940 Act.

Closed-End Fund Risk. A Fund may invest in shares of closed-end funds in pursuit of its investment objective. Unlike conventional mutual funds which continually offer new shares for sale to the investing public, closed-end funds are exchange-traded and issue only a limited number of shares of stock. As such, closed-end funds may trade at a discount to their net asset value. In addition, closed-end funds may trade infrequently, with small volume, which may make it difficult for the Fund to buy and sell shares. Also, the market price of closed-end funds tends to rise more in response to buying demand and fall more in response to selling pressure than is the case with larger capitalization companies. Closed-end funds also may employ leverage to a greater extent than mutual funds.

ETF Risk. A Fund may invest in shares of ETFs in pursuit of its investment objective. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. Although individual shares of an ETF are traded on an exchange (such as the NYSE or NASDAQ), large blocks of shares of ETFs are redeemable at NAV. This ability to redeem large blocks of shares has historically resulted in the market price of individual shares of ETFs being at or near the NAV of the ETF’s underlying investments. However, shares of ETFs may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the ETF’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. The difference between the bid price and ask price, commonly referred to as the “spread,” will also vary for an ETF depending on the ETF’s trading volume and market liquidity. Generally, the greater the trading volume and market liquidity, the smaller the spread is and vice versa. Any of these factors may lead to an ETF’s shares trading at a premium or a discount to NAV. The Funds, from time to time, may invest in exchange-traded investment funds that are not registered pursuant to the 1940 Act. Such exchange-traded investment funds may include commodity pools that are registered pursuant to the Securities Act of 1933 and the Commodity Exchange Act.

U.S. Government Securities Risk.  Obligations issued or guaranteed by the U.S. government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of the securities will increase and, in fact, the market values of such obligations may fluctuate. In addition, not all U.S. government securities are backed by the full faith and credit of the United States; some are the obligation solely of the entity through which they are issued. There is no guarantee that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Volatility Risk.  Each Fund’s derivative investments, which are largely linked to equity market volatility levels, can be highly volatile and may experience large losses. In particular, trading in VIX Futures Contracts has been very volatile and can be expected to be very volatile in the future.  The volatile nature of these instruments may have an adverse impact on each Fund.

Portfolio Holdings

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). Each Fund’s portfolio holdings will be disclosed on the Funds’ website daily after the close of trading on the Exchange and prior to the opening of trading on the Exchange the following day.

Fund Management

Adviser.  Exchange Traded Concepts, LLC, or the Adviser, an Oklahoma limited liability company, is located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120.  The Adviser was formed in 2009 and provides investment advisory services to other exchange-traded funds.  The Adviser serves as investment adviser to the Funds and provides investment advice to the Funds primarily in the form of oversight of the Sub-Adviser, including daily monitoring of the purchase and sale of financial instruments by the Sub-Adviser and regular review of the Sub-Adviser’s performance.  The Adviser also arranges for transfer agency, custody, fund administration and accounting, and other non-distribution related services necessary for the Fund to operate. The Adviser administers the business affairs of the Funds, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and provides its officers and employees to serve as officers or Trustees of the Trust.  For the services it provides to the Funds, each Fund pays the Adviser a fee, which is calculated daily and paid monthly, at an annual rate of the average daily net assets of each Fund as follows:

REX VolMAXXTM Long VIX Weekly Futures Strategy ETF	1.25%
REX VolMAXXTM Short VIX Weekly Futures Strategy ETF	1.45%

Under the investment advisory agreement, the Adviser has agreed to pay all expenses incurred by the Funds except for the advisory fee, interest, taxes, brokerage commissions and other expenses incurred in placing orders or settlement of orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (“Excluded Expenses”).

Each Subsidiary is managed by the Adviser pursuant to a separate advisory agreement, under which agreement the Subsidiary pays the Adviser a management fee. The Adviser has contractually agreed to waive the management fee it receives from a Fund in an amount equal to the management fee paid to the Adviser by such Fund’s Subsidiary.

Pursuant to an SEC exemptive order and subject to the conditions of that order, the Adviser may, with Board approval but without shareholder approval, change or select new sub-advisers, materially amend the terms of an agreement with a sub-adviser (including an increase in its fee), or continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services.  Shareholders will be notified of any sub-adviser changes.

Sub-Adviser. Vident Investment Advisory, LLC, or the Sub-Adviser, is a Delaware limited liability company, located at 300 Colonial Center Parkway, Suite 330, Roswell, Georgia, 30076.  The Sub-Adviser is responsible for trading portfolio securities and other investment instruments on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions, subject to the supervision of the Adviser and the Board.  Under a sub-advisory agreement, the Adviser pays the Sub-Adviser a fee calculated daily and paid monthly at an annual rate of the average daily net assets of each Fund as follows:

REX VolMAXXTM Long VIX Weekly Futures Strategy ETF	0.05% on up to $250 million in assets; 0.04% on the next $250 million; 0.03% on amounts over $500 million; subject to a $30,000 annual minimum fee.
REX VolMAXXTM Short VIX Weekly Futures Strategy ETF	0.05% on up to $250 million in assets; 0.04% on the next $250 million; 0.03% on amounts over $500 million; subject to a $30,000 annual minimum fee.

Fund Sponsor.  Headquartered in Westport, Connecticut, REX Shares, LLC (the “Sponsor”) is an independent sponsor of ETFs.  As ETF architects, the REX team specializes in creating investment vehicles that solve specific access or efficiency challenges in investor portfolios.  The firm is rooted in over a decade of experience building advanced exchange-traded product solutions.  The Sponsor’s research was used in the creation of each Fund’s trading strategy.  The Sponsor does not make investment decisions, provide investment advice, or otherwise act in the capacity of an investment adviser to the Funds. Additionally, the Sponsor does not act in the capacity of an index provider.

The Adviser has entered into a Sub-License, Marketing Support and Expense Reimbursement Agreement (“Expense Reimbursement Agreement”) with the Sponsor.  Under the Expense Reimbursement Agreement, the Sponsor assumes the obligation of the Adviser to pay all expenses of the Funds, except Excluded Expenses.  The Sponsor will also provide marketing support for the Funds including, but not limited to, distributing each Fund’s materials and providing the Funds with access to and the use of the Sponsor’s other marketing capabilities, including communications through print and electronic media.  For its services, the Sponsor is entitled to a fee from the Adviser, which is calculated daily and paid monthly, based on a percentage of the average daily net assets of the Fund.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement with the Adviser and the sub-advisory agreement with the Sub-Adviser will be available in the Funds’ first available Annual or Semi-Annual Report to Shareholders.

Portfolio Manager

Denise M. Krisko, CFA, is primarily responsible for the day-to-day management of the Funds.

Ms. Krisko joined Vident Investment Advisory, LLC as its President in November 2014 and has over twenty years of investment management experience.  Prior to joining Vident, Ms. Krisko was the Chief Investment Officer of Index Management Solutions.  Prior to that, she was a Managing Director and Co-Head of the Equity Index Management and Head of East Coast Equity Index Strategies for Mellon Capital Management.  She was also a Managing Director of The Bank of New York and Head of Equity Index Strategies for BNY Investment Advisors from August 2005 until the merger of The Bank of New York with Mellon Bank in 2007, when she assumed her role with Mellon Capital Management.  Ms. Krisko attained the Chartered Financial Analyst designation in 2000.  Ms. Krisko graduated with a BS from Pennsylvania State University and obtained her MBA from Villanova University.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed, and ownership of Fund shares.

Buying and Selling Fund Shares

Shares are listed for trading on the Exchange. When you buy or sell Shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares will trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares. A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

NAV per Share for the Fund is computed by dividing the value of the net assets of the Fund (i.e. the value of its total assets less total liabilities) by its total number of Shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. Unlike the U.S. equity markets, the closing time of the primary trading session for the futures contracts to which the Funds seek exposure is 4:15 p.m. Eastern Time.  As a result, each Fund calculates NAV each Business Day at 4:15 p.m. Eastern Time.  The Funds’ most recent NAVs are available on the Funds’ website at www.volmaxx.com.

The value of a Fund Share may be influenced by non-concurrent trading hours between the Exchange and the market in which the futures contracts and other financial instruments the Funds invest in or have exposure to are traded. The Shares of each Fund trade on the Exchange from 9:30 a.m. to 4:00 p.m. Eastern Time. The futures contracts and other financial instruments, however, may have different fixing or settlement times. Consequently, liquidity in the financial instruments may be reduced after such fixing or settlement time. As a result, during the time when the Exchange is closed but before the determination of NAV, there could be market developments or other events that cause or exacerbate the difference between the price of the Shares and the NAV of such Shares.

When determining NAV, the value of the Fund’s portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Trust's Valuation Committee believes will better reflect fair value in accordance with the Trust’s valuation policies and procedures, which were approved by the Board. Fair value pricing may be used in a variety of circumstances, including but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.  Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security.

Futures contracts traded on a U.S. exchange are calculated at their then current market value, which is based upon the settlement price (for the VIX Futures Contracts) or the last traded price before the NAV time, for that particular futures contract traded on the applicable U.S. exchange on the date with respect to which the NAV is being determined. If a futures contract traded on a U.S. exchange could not be liquidated on such day, due to the operation of daily limits or other rules of the exchange upon which that position is traded or otherwise, a meeting of the Fair Value Committee, which includes representatives from the Adviser and the Funds’ administrator, will be convened to determine a fair value price as the basis for determining the market value of such position for such day. Such fair value prices would generally be determined based on available inputs about the current value of the underlying futures contract and would be based on principles that the Fair Value Committee deems fair and equitable so long as such principles are consistent with normal industry standards.

The Funds may use a variety of money market instruments to invest excess cash. Short-term debt instruments used in this capacity and expected to be held-to-maturity will be priced for NAV purposes at amortized cost.

The Exchange (or market data vendors or other information providers) will disseminate, every fifteen seconds during the regular trading day, an intraday value of Shares of the Fund, also known as the “indicative optimized portfolio value,” or IOPV. The IOPV calculations are estimates of the value of the Fund’s NAV per Share and are based on the current market value of the securities and/or cash required to be deposited in exchange for a Creation Unit. Premiums and discounts between the IOPV and the market price may occur. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by the Fund at a particular point in time or the best possible valuation of the current portfolio. Therefore, it should not be viewed as a “real-time” update of the NAV per share of the Fund, which is calculated only once a day. The quotations of certain holdings of the Fund may not be updated during U.S. trading hours if such holdings do not trade in the United States. Neither the Fund, the Adviser, the Sub-Adviser nor any of their affiliates are involved in, or responsible for, the calculation or dissemination of such IOPVs and make no warranty as to their accuracy.

Frequent Purchases and Redemptions of Fund Shares

Shares of the Funds are listed for trading on the Exchange, which allows retail investors to purchase and sell individual Shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Funds directly, it is unlikely that secondary market trading would cause any harmful effects of market timing for example: dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Funds’ Shares because the Funds sell and redeem their shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the Distributor and an Authorized Participant, principally in exchange for a basket of securities that mirrors the composition of each Fund’s portfolio and a specified amount of cash. Direct trading by Authorized Participants is critical to ensuring that the Funds’ Shares trade at or close to NAV. The Funds also impose transaction fees on such Creation Unit transactions that are designed to offset the Funds’ transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

Book Entry

Each Fund’s Shares are held in book-entry form, which means that no stock certificates are issued. DTC, or its nominee, is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares.

Investors owning Shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies). These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

Distribution and Service Plan

Each Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 under the 1940 Act pursuant to which payments of up to 0.25% of a Fund’s average daily net assets may be made for the sale and distribution of its Fund Shares. No payments pursuant to the Distribution and Service Plan will be made during the twelve (12) month period from the date of this Prospectus. Thereafter, 12b-1 fees may only be imposed after approval by the Board.  Any forgone 12b-1 fees during this twelve month period will not be recoverable during any subsequent period.  Because these fees, if imposed, would be paid out of a Fund’s assets on an on-going basis, if payments are made in the future, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Dividends, Distributions and Taxes

Fund Distributions

Each Fund pays out dividends and distributes its net capital gains, if any, to shareholders at least annually.

Dividend Reinvestment Service

No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry dividend reinvestment service for use by shareholders of the Funds for reinvestment of their dividend distributions. Shareholders should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Funds.

Tax Information

The following is a summary of some important tax issues that affect the Funds and their shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Funds, or the tax consequences of an investment in the Funds. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund

Each Fund intends to qualify for the special tax treatment afforded to RICs under the Code. If the Funds meet certain minimum distribution requirements, as a RIC they are not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders.

Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when a Fund makes distributions, you sell Fund shares, and you purchase or redeem Creation Units (institutional investors only).

Tax Status of Distributions

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Each Fund intends to distribute each year substantially all of its net investment income and net capital gains income. Dividends and distributions that are subject to tax are generally taxable to you whether you receive them in cash or in additional shares.

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The income dividends you receive from a Fund will be taxed as either ordinary income or “qualified dividend income.” Dividends that are reported by a Fund as qualified dividend income are generally taxable to non-corporate shareholders at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets). Qualified dividend income generally is income derived from dividends paid to a Fund by U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. In addition, dividends that a Fund receives in respect of stock of certain foreign corporations may be qualified dividend income if that stock is readily tradable on an established U.S. securities market. For dividends to be taxed as qualified dividend income to a non-corporate shareholder, a Fund must satisfy certain holding period requirements with respect to the underlying stock and the non-corporate shareholder must satisfy holding period requirements with respect to his or her ownership of Fund Shares.  Holding periods may be suspended for these purposes for stock that is hedged.  The Funds’ investment strategies will significantly limit their ability to distribute dividends eligible to be treated as qualified dividend income.

•
Distributions of a Fund’s net capital gain (the excess of a Fund’s net long-term capital gains over its net short-term capital losses) are taxable as long-term capital gains regardless of how long you have owned your shares.  For noncorporate shareholders, long-term capital gains are generally taxable at tax rates of up to 20% (lower rates apply to individuals in lower tax brackets).

•
U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains realized on the sale of shares of the Fund).  This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

•
Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive from a Fund that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations.  The Funds’ investment strategies will significantly limit their ability to distribute dividends eligible for the dividends-received deduction for corporations.

•	Distributions paid in January but declared by a Fund in October, November or December of the previous year payable to shareholders of record in such a month may be taxable to you in the previous year.

•	Each Fund (or your broker) will inform you of the amount of your ordinary income dividends, qualified dividend income, and net capital gain distributions shortly after the close of each calendar year.

Tax Status of Share Transactions.  Each sale of Fund Shares or redemption of Creation Units will generally be a taxable event to you. Any capital gain or loss realized upon a sale of Fund Shares is generally treated as a long-term gain or loss if the Shares have been held for more than one year.  Any capital gain or loss realized upon a sale of Fund Shares held for one year or less is generally treated as short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less will be treated as long-term capital loss to the extent distributions of net capital gain were paid (or treated as paid) with respect to such Shares.  Any loss realized on a sale will be disallowed to the extent Shares of a Fund are acquired, including through reinvestment of dividends, within a 61-day period beginning 30 days before and ending 30 days after the sale of Fund Shares.

A person who exchanges securities for Creation Units generally will recognize gain or loss from the exchange.  The gain or loss will be equal to the difference between the (i) market value of the Creation Units at the time of the exchange and (ii) the exchanger’s aggregate basis in the securities surrendered plus any cash paid for the Creation Units.  A person who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between (i) the exchanger’s basis in the Creation Units and (ii) the aggregate market value of the securities and the amount of cash received.  The IRS, however, may assert that a loss that is  realized upon an exchange of securities for Creation Units may not be currently deducted under the rules governing “wash sales” (for a person who does not mark-to-market their holdings), or on the basis that there has been no significant change in economic position.  The Funds have the right to reject an order for a purchase of Shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of a Fund and if, pursuant to Section 351 of the Code, such Fund would have a basis in the securities different from the market value of such securities on the date of deposit.

Non-U.S. Investors.  If you are a nonresident alien individual or a foreign corporation, trust or estate, each Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies, but gains from the sale or other disposition of Shares of a Fund generally are not subject to U.S. taxation, unless you are a nonresident alien individual who is physically present in the U.S. for 183 days or more per year. A Fund may, under certain circumstances, report all or a portion of a dividend as an “interest-related dividend” or a “short-term capital gain dividend,” which would generally be exempt from this 30% U.S. withholding tax, provided certain other requirements are met.

Backup Withholding.  Each Fund (or financial intermediaries, such as brokers, through which shareholders own Fund Shares) will generally be required in certain cases to withhold at applicable withholding rates and remit to the United States Treasury the amount withheld on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

The foregoing discussion summarizes some of the consequences under current U.S. federal income tax law of an investment in a Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in a Fund under all applicable tax laws.

More information about taxes can be found in the Funds’ SAI.

Additional Information

Investments by Other Registered Investment Companies

For purposes of the 1940 Act, each Fund is treated as a registered investment company. Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. The SEC has issued an exemptive order to the Trust permitting registered investment companies to invest in exchange-traded funds offered by the Trust, including the Funds, beyond the limits of Section 12(d)(1) subject to certain terms and conditions, including that such registered investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933, as amended (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker dealer-firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(a)(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that under Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that such Fund’s Prospectus is available on the SEC’s electronic filing system. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Premium/Discount Information

Information regarding how often the Shares of each Fund traded on the Exchange at a price above (i.e. at a premium) or below (i.e. at a discount) the NAV of a Fund during the past four quarters, as applicable, can be found at www.volmaxx.com.

Trademark License/Disclaimer

The CBOE Volatility Index (the “Index”) is a product of S&P Dow Jones Indices LLC (“SPDJI”) and is based on the CBOE VIX methodology, which is the property of Chicago Board Options Exchange (“CBOE”), and has been licensed for use by REX Shares, LLC (“Licensee”), the sponsor of the REX VolMAXXTM Long VIX Weekly Futures Strategy ETF and REX VolMAXXTM Short VIX Weekly Futures Strategy ETF (the “Products”).  S&P® is a registered trademark of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); CBOE® and VIX® are registered trademarks of the CBOE.  The CBOE VIX methodology and the trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Licensee.    The Products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”) or CBOE.  Neither S&P Dow Jones Indices nor CBOE make any representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Index or the CBOE VIX methodology to track general market performance.  S&P Dow Jones Indices and CBOE’s only relationship to Licensee with respect to the Index is the licensing of the Index, CBOE VIX methodology and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the Products.  S&P Dow Jones Indices and CBOE have no obligation to take the needs of Licensee or the owners of the Products into consideration in determining, composing or calculating the Index.  Neither S&P Dow Jones Indices nor CBOE are responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products or in the determination or calculation of the equation by which the Products is to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices and CBOE have no obligation or liability in connection with the administration, marketing or trading of the Products Product(s)]. There is no assurance that investment products or the CBOE VIX methodology will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR CBOE GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR THE CBOE VIX METHODOLOGY OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES AND CBOE SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN.  S&P DOW JONES INDICES AND CBOE MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR CBOE VIX METHODOLOGY OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR CBOE BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Consolidated Financial Highlights

The consolidated financial highlights table is intended to help you understand the Funds’ financial performance since the Funds commenced operations. Certain information reflects financial results for a single Fund Share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in a Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the consolidated financial statements audited by Cohen & Company, Ltd., the Funds’ Independent Registered Public Accounting Firm, whose report, along with the Funds’ consolidated financial statements, are included in the Funds’ Annual Report, which is available upon request.

Consolidated Financial Highlights

Selected Per Share Data & Ratios
For the period ending March 31, 2017
For a Share Outstanding Throughout the Period

	REX VolMAXXTM Long VIX Weekly Futures Strategy ETF‡	REX VolMAXXTM Short VIX Weekly Futures Strategy ETF‡(5)
Net Asset Value, Beginning of Period	$25.00	$12.50
Net Investment Loss*	$(0.27)	$(0.60)
Net Realized and Unrealized Gain (Loss) on Investments	$(19.96)	$23.99
Total from Operations	$(20.23)	$23.39
Distributions from Net Investment Income	$—	$—
Distributions from Net Realized Capital Gains	$—	$(0.03)
Total Distributions	$—	$(0.03)
Net Asset Value, End of Period	$4.77	$35.86
Market Price, End of Period	$4.76	$36.07
Total Return(1)	(80.92)%	187.20%
Net Assets End of Period (000)	$1,909	$10,757
Ratio of Expenses to Average Net Assets	2.90%(3)(4)	3.13%(3)(4)
Ratio of Net Investment Income to Average Net Assets	(2.86)%(3)	(3.11)%(3)
Portfolio Turnover(2)	328%	511%

‡	For the period May 3, 2016 (commencement of operations) to March 31, 2017.

*	Per share data calculated using average shares method.

(1)	Total return is for the period indicated and has not been annualized. The return does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of Fund shares.

(2)
Portfolio turnover rate is for the period indicated and periods of less than one year have not been annualized. Excludes effect of securities received or delivered from processing creations or redemptions.

(3)	Annualized.

(4)
The expense ratio includes broker expense. Had this expense been excluded the ratios would have been 1.25% for REX VolMAXXTM Long VIX Weekly Futures Strategy ETF and 1.45% for REX VolMAXX TM Short VIX Weekly Futures Strategy ETF.

(5)	Adjusted for 2:1 stock split that occurred on December 29, 2016. See Note 11 in Notes to the Consolidated Financial Statements, which can be found in the Fund’s Annual Report dated March 31, 2017.

Amounts designated as “—” are $0.

Exchange Traded Concepts Trust
10900 Hefner Pointe Drive, Suite 207
Oklahoma City, Oklahoma 73120

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS

These reports contain information about each Fund’s investment strategies, recent market conditions and trends and their impact on Fund performance. The reports also contain more information about each Fund’s holdings and detailed financial information about the Funds.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more detailed information about each Fund. The SAI is incorporated by reference into, and is thus legally a part of, this Prospectus.

HOUSEHOLDING

Householding is an option available to certain Fund investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Please contact your broker-dealer if you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, or if you are currently enrolled in householding and wish to change your householding status.

FOR MORE INFORMATION

To request a free copy of the latest annual or semi-annual report, when available, the SAI or to request additional information about the Funds or to make other inquiries, please contact us as follows:

Call:	1-844-REX-1414 (1-844-739-1414) Monday through Friday 8:30 a.m. to 6:30 p.m. (Eastern Time)	Write:	Exchange Traded Concepts Trust 10900 Hefner Pointe Drive, Suite 207 Oklahoma City, OK 73120

Visit:	www.volmaxx.com

The SAI and other information are also available from a financial intermediary (such as a broker-dealer or bank) through which each Fund’s shares may be purchased or sold.

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION

You can review and copy information about the Funds (including the SAI) at the SEC’s Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-551-8090. Reports and other information about the Funds are also available in the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, or you can receive copies of this information, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549-0102.

The Trust’s Investment Company Act file number: 811-22263
REX-PS-005-0100

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